J.P. MORGAN FUNDS
Supplement  dated June 19, 1998, as  applicable  to the following  Prospectuses:
(Supersedes and replaces supplements dated February 19, 1998 and April 17, 1998)

J.P. Morgan U.S. Small Company Fund, dated January 2, 1998
J.P. Morgan U.S. Equity Funds, dated January 8, 1998


1. Effective March 1, 1998, the benchmark of the J.P. Morgan U.S. Small Company Fund is the Russell 2000 Index. The fund's industry weightings have been adjusted to reflect the weightings of the Russell 2000 Index, although under- or overweighting of particular industries may still occur. The stocks that comprise the Russell 2000 Index generally have market capitalizations between $100 million and $3 billion.

 2. The portfolio management team of the J.P. Morgan U.S. Small Company Fund is led by Denise Higgins, vice president, and Candice Eggerss, vice president. Ms. Higgins joined the U.S. Small Company team in January 1998 and has been with Morgan since 1994. Prior to working on the J.P. Morgan U.S. Small Company Fund, Ms. Higgins served as a balanced and equity portfolio manager and was also a member of the U.S. Asset Allocation Committee. Prior to 1994, Ms. Higgins was a mid-to-small cap portfolio manager at Lord Abbett & Company. Ms. Eggerss has been with Morgan since 1996 as a member of the U.S. Small Company team. Prior to working at Morgan, Ms. Eggerss held a similar position with Weiss, Peck & Greer from 1993 to 1996 and prior to 1993 she was employed by Equitable Capital Management.

3. J.P. Morgan U.S. Small Company Fund invests in The U.S. Small Company Portfolio along with other investors, including, prior to January 1998, a non-U.S. fund managed by Morgan. This non-U.S. fund reorganized by transferring its assets to another non-U.S. fund managed by Morgan in January 1998. The U.S. Small Company Portfolio received a substantial redemption request from its non-U.S. feeder fund in connection with the reorganization. This redemption did not reduce the net assets of the J.P. Morgan U.S. Small Company Fund, but it reduced the size of The U.S. Small Company Portfolio by approximately $436.2 million. After the redemption, The U.S. Small Company Portfolio's assets were approximately $645.8 million. Morgan continues to manage the J.P. Morgan U.S. Small Company Fund in accordance with its prospectus.

4. Effective July 1, 1998, the ANNUAL FUND OPERATING EXPENSES (and the related footnote) AND EXPENSE EXAMPLE in the INVESTOR EXPENSES section of the J.P. Morgan U.S. Small Company Fund are replaced with the following:

ANNUAL FUND OPERATING EXPENSES1(%)                   EXPENSE EXAMPLE
Management fees                     0.60             The example below uses the same assumptions as other
Marketing (12b-1) fees              none             fund prospectuses: $1,000 initial investment, 5% annual
Other expenses                      0.43             total return, expenses unchanged, all shares sold at the
TOTAL OPERATING EXPENSES            1.03             end of each time period.  The example is for comparison
                                                     only; the fund's actual return and expenses will be different.
                                                                       1yr.     3yrs.   5yrs.    10yrs.
                                                     YOUR COST($)      11       33      57       126


--------
1 The fund has a master/feeder structure as described on page 9 (with respect to the J.P. Morgan U.S. Small Company Fund) or page 19 (with respect to the J.P. Morgan U.S. Equity Funds). This table shows the fund's expenses and its share of master portfolio expenses, expressed as a percentage of the fund's average net assets for the fiscal year ended May 31, 1997. The fees are restated and do not reflect an expense reimbursement.